UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):		September 26, 2005
GS Financial Corp.
(Exact Name of Registrant as Specified in its Charter)
Louisiana	0-22269	72-1341014
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3798 Veterans Blvd.
Metairie, LA 70002
(Address of Principal Executive Offices)
(504) 457-6220
(Registrant's Telephone Number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below it the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Results Of Operations And Financial Condition

On September 26, 2005, the registrant issued a press release announcing that its wholly owned subsidiary, Guaranty Savings and Homestead Association, has resumed banking operations at its main office and branch office in Metairie, Louisiana.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01

Financial Statements And Exhibits

a)

None

a)

None

b)

The registrant’s press release, dated September 26, 2005, is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GS FINANCIAL CORP.

Date:	September 26, 2005
By:	/s/ Ralph E. Weber
Ralph E. Weber Interim President and Chief Executive Officer